UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2013

HOLOGIC, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-18281	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Drive, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 11, 2013, Hologic, Inc., a Delaware corporation (“Hologic” or the “Company”), issued a press release announcing its financial results for the fourth quarter and year ended September 28, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 2.02, including the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Base Salaries

On November 5, 2013, the Compensation Committee of the Board of Directors (the “Board”) of the Company, approved increased base salaries for certain named executive officers of the Company (for whom disclosure was required in the Company’s Definitive Proxy Statement on Schedule 14A for its 2013 annual meeting of stockholders) as follows: $435,000 for Mark J. Casey, Senior Vice President, Chief Administrative Officer, General Counsel and Secretary; and $425,000 for David P. Harding, Group Vice President Breast Health. Mr. Casey’s new base salary was made effective as of October 1, 2013 and Mr. Harding’s new base salary was made effective as of August 5, 2013.

Approval of 2014 Short-Term Incentive Plan

On November 5, 2013, the Compensation Committee approved the Company’s 2014 Short-Term Incentive Plan (the “STIP”). The STIP provides performance-based awards for eligible employees, subject to a maximum limit, as described in more detail below. Targeted payout levels will be achieved at a combination of corporate, divisional and/or individual goals established for each participant. An individual’s bonus components and the weighting of those components are determined by such individual’s title and/or role.

The maximum bonus payouts will be 200% of targeted payout levels (e.g., an individual with a targeted payout level of 50% of annual base salary target would be eligible for a 100% payout). The Compensation Committee reserves the right, in its sole discretion, to decrease any bonus payouts to any participant under the STIP regardless of the level of corporate, divisional and/or individual goals that have been achieved.

Targeted payout levels for each of the named executive officers of the Company (for whom disclosure was required in the Company’s Definitive Proxy Statement on Schedule 14A for its 2013 annual meeting of stockholders) under the STIP as measured by a percentage of base salary are as follows: John W. Cumming, 120%; Glenn P. Muir, 85%; Mr. Harding, 75%; and Mr. Casey, 60%.

The above description of the STIP does not purport to be complete and it is qualified in its entirety by reference to the STIP, a copy of which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Approval of Amended and Restated Non-qualified Deferred Compensation Plan (“DCP”)

On November 5, 2013, the Compensation Committee approved the Company’s Amended and Restated Non-qualified Deferred Compensation Plan (the “A&R DCP”). This plan was originally adopted effective as of March 15, 2006 and most recently amended and restated as of October 15, 2011. The A&R DCP is a non-qualified retirement plan that provides certain Hologic executives with benefits in excess of what may be provided under the Company’s 401(k) Savings and Investment Plan.

The A&R DCP permits executives to contribute up to 75% of their base salary and 100% of their annual bonus to a supplemental retirement account. In addition, the Company retains the ability to make annual discretionary contributions to the A&R DCP. Each A&R DCP contribution the Company makes for an executive is subject to a three-year vesting schedule, such that 1/3rd of each contribution vests annually and each contribution is fully vested three years after the contribution is made. In addition, Company contributions become fully vested upon (1) death, disability or a change of control, (2) retirement after the attainment of certain age and/or service milestones, or (3) as otherwise provided by the Compensation Committee in its sole discretion. Elective contributions made by the participant are 100% vested. The A&R DCP was made effective as of October 15, 2013.

The above description of the A&R DCP does not purport to be complete and it is qualified in its entirety by reference to the A&R DCP, a copy of which is attached to this report as Exhibit 10.2 and is incorporated herein by reference.

Form of Equity Award Agreements

On November 5, 2013, the Compensation Committee approved the form of (1) annual restricted stock unit award agreement; (2) annual stock option award agreement; and (3) performance stock unit (“PSU”) award agreement.

Under the PSU award agreement, the number of PSUs, if any, that will vest for each PSU granted will be determined as soon as practicable after the time of vesting based upon the Company’s achievement of certain return on invested capital goals.

A copy of each form is attached to this report as Exhibits 10.3, 10.4, and 10.5 and is incorporated herein in its entirety by reference.

Item 7.01 Regulation FD Disclosure.

On November 11, 2013, the Company issued a press release announcing that the Board had authorized the repurchase of up to $250 million of the Company’s outstanding common stock over the next three years.

A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the press release attached hereto as Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release regarding these forward-looking statements

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Hologic, Inc. 2014 Short-Term Incentive Plan.
10.2	Hologic, Inc. Amended and Restated Non-qualified Deferred Compensation Plan.
10.3	Form of Annual Restricted Stock Unit Award Agreement.
10.4	Form of Annual Stock Option Award Agreement.
10.5	Form of Performance Stock Unit Award Agreement.
99.1	Press release dated November 11, 2013 of Hologic, Inc. announcing its financial results for the fourth quarter and year ended September 28, 2013.
99.2	Press release dated November 11, 2013 of Hologic, Inc. announcing its share repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2013	HOLOGIC, INC.

	By:	/s/ Glenn P. Muir
Glenn P. Muir
Executive Vice President, Finance and Administration, and Chief Financial Officer